Financial instruments and risk management	12 Months Ended
Dec. 31, 2025
Financial instruments and risk management
Financial instruments and risk management

16 Financial instruments and risk management

Accounting policy

Derivative financial instruments

Derivative financial instruments are initially recognised at fair value on the date a derivative contract is entered into and are subsequently remeasured at their fair value at subsequent balance sheet dates. Changes in the fair value of derivative financial instruments that are designated and effective as cash flow hedges of forecast transactions are recognised in other comprehensive income until the associated asset or liability is recognised. Amounts taken to other comprehensive income are transferred to the income statement in the period in which the hedged transaction affects profit and loss. Changes in the fair value of derivative financial instruments that are not designated as cash flow hedges are recognised directly in profit and loss.

On adoption of IFRS 9 on 1 January 2018, the Group elected to continue to apply the hedge accounting guidance in IAS 39 Financial Instruments: Recognition and Measurement. Changes in the fair values of hedging instruments that are designated and effective as net investment hedges are matched in other comprehensive income against changes in value of the related net assets. Interest rate derivatives transacted to fix interest rates on floating rate borrowings are accounted for as cash flow hedges and changes in the fair values resulting from changes in market interest rates are recognised in other comprehensive income. Amounts taken to other comprehensive income are transferred to the income statement when the hedged transaction affects profit and loss. Interest rate derivatives transacted to convert fixed rate borrowings into floating rate borrowings are accounted for as fair value hedges and changes in the fair values resulting from changes in market interest rates are recognised in the income statement. Any ineffectiveness on hedging instruments and changes in the fair value of derivative financial instruments that do not qualify for hedge accounting are recognised in the income statement within other finance costs as they arise.

Hedge accounting is discontinued when the hedged transaction expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting. At that point in time, any cumulative gain or loss on the hedging instrument recognised in other comprehensive income is retained there until the forecast transaction occurs. If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognised in other comprehensive income is transferred to the income statement.

16.1 Foreign exchange risk management

The Group operates in many countries and, as a consequence, is exposed to movements in foreign exchange, giving rise to both transaction and translation foreign exchange risk. Foreign exchange risk arises primarily from transactional foreign exchange exposures, which are managed in line with the Group’s risk management framework, while the Group is also exposed to foreign exchange translation risk on consolidation.

Transaction foreign exchange risk arises where forecast sales, purchases or other trading cash flows are denominated in currencies other than the functional currency of the operating entity. The Group is exposed to transactional foreign exchange risk as the majority of its cost base is denominated in US Dollars while revenues are earned in US Dollars and other currencies. Movements in exchange rates may affect the Group’s operating profit, particularly in respect of non- US Dollar operating profits where the proportion of sales in those currencies exceeds the proportion of costs. The Group’s policy is to hedge substantially all material transaction foreign exchange exposures in order to reduce volatility in operating profit and cash flows.

The Group mitigates the impact of transaction related currency movements on operating profit through the use of forward foreign exchange contracts, which are designated as cash flow hedges. These hedges are designated against forecast trading cash flows that give rise to foreign exchange risk and impact the Group’s operating profit, reflecting differences between the currencies in which revenues and costs are incurred versus the functional currencies of the respective operating entities. Such exposures are typically hedged for periods of up to three years, with hedge coverage increased as the proximity to forecast transactions increases. The principal currencies hedged using forward foreign exchanges contracts are Euro, Japanese Yen, Australian Dollar, Canadian Dollar and Korean Won. At 31 December 2025, the Group had outstanding forward foreign exchange contracts with a total notional principal amount of $1.4 billion (2024: $2.4 billion) maturing across three years (2024: one year) from the balance sheet date.

As part of the Group’s ongoing risk management process, the portfolio of key foreign currency exposures designated for hedging is reviewed regularly, and specific currencies hedged may vary from year to year based on the Group’s foreign exchange risk assessment. During 2025, the Group refreshed its foreign exchange risk assessment through an updated Value at Risk analysis. As a result of this review, the foreign exchange hedging programme was refined, including a reduction in the number of currencies designated for hedging and an extension of the hedging horizon from one year to periods of up to three years. These changes are aligned with the Group’s risk management framework and reflect the evolving profile of the Group’s forecast transactional foreign exchange exposures.

All exchange rates are presented in accordance with standard Foreign exchange market quoting conventions.

			Carrying	Hedge
			value	ineffectiveness
	Average	Nominal	assets/	in profit
	strike	amounts	(liabilities)	or loss	Balance Sheet
As at 31 December 2025	rate	$ million	$ million	$ million	classification
Forward exchange contracts
Sell Euros
< 1 year	1.17	390	(4)	–	Current assets / current liabilities
1 - 3 years	1.20	390	(1)	–	Non-current assets / non-current liabilities
Sell Australian Dollars
< 1 year	0.65	110	(3)	–	Current assets / current liabilities
1 - 3 years	0.65	110	(1)	–	Non-current assets / non-current liabilities
Sell Canadian Dollars
< 1 year	1.36	53	–	–	Current assets / current liabilities
1 - 3 years	1.35	53	–	–	Non-current assets / non-current liabilities
Sell Japanese Yen
< 1 year	140	131	14	–	Current assets / current liabilities
1 - 3 years	140	131	10	–	Non-current assets / non-current liabilities
Sell South Korean won
< 1 year	1,372	31	2	–	Current assets / current liabilities
1 - 3 years	1,366	29	1	–	Non-current assets / non-current liabilities
Total cash flow hedges of foreign currency risk on forecast transactions		1,428	18	–

			Carrying	Hedge
			value	ineffectiveness
	Average	Nominal	assets/	in profit
	strike	amounts	(liabilities)	or loss	Balance Sheet
As at 31 December 2024	rate	$ million	$ million	$ million	classification
Forward exchange contracts
Sell Euros (net) for US Dollars	1.10	570	10	–	Current assets / current liabilities
Buy Pound sterling (net) for US Dollars	1.24	438	–	–	Current assets / current liabilities
Sell Euros (net) for Pound sterling	0.85	335	2	–	Current assets / current liabilities
Sell Singapore Dollars (net) for US Dollars	1.32	174	4	–	Current assets / current liabilities
Buy Swiss Franc (net) for Euros	0.93	134	–	–	Current assets / current liabilities
Sell Australian Dollars (net) for Singapore Dollars	0.87	122	3	–	Current assets / current liabilities
Sell Japanese Yen (net) for Singapore Dollars	110	101	3	–	Current assets / current liabilities
Other currencies		541	8	–	Current assets / current liabilities
Total cash flow hedges of foreign currency risk on forecast transactions		2,415	30	–

Group financial statements continued

Notes to the Group accounts continued

16 Financial instruments and risk management continued

The movement in cash flow hedge reserve is as follows:

	Terminated hedges		Active hedges		Total
	2025	2024	2025	2024	2025	2024
	$ million	$ million	$ million	$ million	$ million	$ million
Opening balance	(25)	–	(9)	3	(34)	3
Gains recognised in OCI	3	–	(16)	(38)	(13)	(38)
Amounts recycled to income statement	20	–	9	1	29	1
At 31 December	(2)	–	(16)	(34)	(18)	(34)

The Group designates forward foreign exchange contracts as cash flow hedges against the exchange rate fluctuation risk on certain intercompany transactions associated with third-party sales and purchases. Amounts recycled to the consolidated income statement are recognised within cost of sales when the third-party sales and purchases occur.

During the year, certain forward foreign exchange contracts relating to currency pairs that no longer form part of the Group’s updated foreign exchange risk management strategy were early terminated. A portion of the cumulative gains and losses previously recognised in the cash flow hedge reserve in respect of these instruments has been recycled to the consolidated income statement, in line with the timing of the underlying hedged transactions. At 31 December 2025, approximately $2m remains within the cash flow hedge reserve relating to these discontinued hedging relationships, which is expected to be recycled to the income statement within the next twelve months, in line with the timing of the underlying hedged items.

Based on the Group’s net borrowings as at 31 December 2025, if the US Dollar were to weaken against all currencies by 10%, the Group’s net borrowings would increase by $45m (2024: $40m) principally due to the €500m Euro corporate bond which is designated as a hedging instrument to hedge part of Group’s net investment in its Euro subsidiaries (refer to note 16.4 for details). The corresponding impact on the income statement and other comprehensive income is illustrated in the table below. The other comprehensive income impact relates to the Euro corporate bond.

	2025		2024
	Increase/		Increase/
	(decrease) in	Increase/	(decrease) in	Increase/
	income	(decrease) in	income	(decrease) in
	statement	OCI	statement	OCI
	$ million	$ million	$ million	$ million
10% weakening of the US Dollar	1	(46)	–	(40)
10% strengthening of the US Dollar	(1)	46	–	40

If the US Dollar were to weaken by 10% against all other currencies, then the fair value of the forward foreign exchange contracts as at 31 December 2025 would have been $144m lower (2024: $48m lower). Movements in the fair value of forward foreign exchange contracts would be recognised in other comprehensive income or in the income statement as illustrated in the table below.

	2025		2024
	Increase/		Increase/
	(decrease) in	Increase/	(decrease) in	Increase/
	income	(decrease) in	income	(decrease) in
	statement	OCI	statement	OCI
	$ million	$ million	$ million	$ million
10% weakening of the US Dollar	(6)	(138)	(7)	(41)
10% strengthening of the US Dollar	6	129	7	41

The Group is exposed to foreign exchange translation risk arising from the translation on consolidation of monetary assets and liabilities denominated in currencies other than the functional currencies of the Group’s operating entities. It is the Group’s policy that operating units do not hold material unhedged monetary assets or liabilities other than in their functional currencies. Movements in exchange rates may affect reported revenue, profit and net assets but do not impact the Group’s underlying cash flows. Hedge ineffectiveness is caused by actual cash flows in foreign currencies varying from forecast cash flows.

16 Financial instruments and risk management continued

16.2 Interest rate risk management

The Group is exposed to interest rate risk on cash, borrowings and certain currency and interest rate swaps which are at floating rates. The Group uses interest rate swaps to reduce the overall level of fixed rate debt, consistent with its policy of maintaining at least 50% of gross debt at fixed rates. When used in this way, interest rate derivatives are accounted for as fair value hedges. The fair value movement of the derivative is offset in the income statement against the fair value movement in the underlying fixed rate debt. When required the Group uses interest rate derivatives to meet its objective of protecting borrowing costs within parameters set by the Board. These interest rate derivatives are accounted for as cash flow hedges and, as such, changes in fair value resulting from changes in market interest rates are recognised in other comprehensive income and accumulated in the hedging reserve, with the fair value of the interest rate derivatives recorded in the balance sheet.

Based on the Group’s gross borrowings and cash as at 31 December 2025, if floating interest rates were to increase by 100 basis points in all currencies, then the annual net interest charge would increase by $7m (2024: $5m). A decrease in interest rates by 100 basis points in all currencies would have an equal but opposite effect to the amounts shown above.

The amounts relating to items designated as hedging instruments to manage the interest rate risk were as follows:

	Fixed rate debt				Derivatives - Interest rate swaps
				Fair value					Fair value
				change					change
				used for					used for
		Cumulative		recognising					recognising
		fair value	Group	hedge			Group		hedge
	Carrying	hedge	Balance	ineffectiveness	Carrying amount		Balance	Nominal	ineffectiveness
	amount[1]	adjustments	Sheet	charge/(credit)	assets	liabilities	Sheet	amount	charge/(credit)
	$ million	$ million	line item	$ million	$ million	$ million	line item	million	$ million
At 31 December 2025
US Dollar bond	(500)	(3)	Long-term borrowings	20	4	–	Other non-current	(500)	(20)
Euro bond	(588)	6	and lease liabilities	(3)	7	–	assets	(500)	3
At 31 December 2024
US Dollar bond	(500)	(16)	Long-term borrowings	(16)	–	(16)	Other non-current	(500)	16
Euro bond	(520)	10	and lease liabilities	3	10	–	assets/ (liabilities)	(500)	(3)
1	The carrying amount relates to a hedge of the €500m EUR corporate bond ($588m translated at closing USD/EUR rate (2024: $520m)) and a hedge of $500m out of the $650m corporate bond.

16.3 Credit risk management

The Group limits exposure to credit risk on counterparties used for financial instruments through a system of internal credit limits. The financial exposure of a counterparty is determined as the total of cash and deposits, plus the risk on derivative instruments, assessed as the fair value of the instrument plus a risk element based on the nominal value and the historic volatility of the market value of the instrument. The Group does not anticipate non-performance of counterparties and believes it is not subject to material concentration of credit risk as the Group operates within a policy of counterparty limits designed to reduce exposure to any single counterparty.

The maximum credit risk exposure on derivatives at 31 December 2025 was $46m (2024: $56m), being the total debit fair values on forward foreign exchange contracts, currency swaps and interest rate swaps. The maximum credit risk exposure on cash and cash equivalents at 31 December 2025 was $557m (2024: $619m). The Group’s exposure to credit risk on cash is mitigated as the amounts are held in a wide number of high credit quality financial institutions. Credit risk on trade receivables is detailed in Note 13.

Group financial statements continued

Notes to the Group accounts continued

16 Financial instruments and risk management continued

16.4 Net investment hedge

Part of the Group’s net investment in its Euro subsidiaries is hedged by €500m ($588m equivalent) of our EUR corporate bond which mitigates the foreign currency risk arising from the subsidiaries’ net assets. The Bond is designated as a hedging instrument for the changes in the value of the net investment that is attributable to changes in the EUR/USD spot rate.

Balance sheet classification			(Gains) / losses
recognised
	Carrying value of		in Other
	hedging		Comprehensive		Amounts reclassified
	instrument		Income		to income statement
	2025	2024	2025	2024	2025	2024
	$ million	$ million	$ million	$ million	$ million	$ million
Long-term borrowings and lease liabilities	588	520	68	(33)	–	–

To assess hedge effectiveness, the Group determines the economic relationship between the hedging instrument and the hedged item by comparing changes in the carrying amount of the debt that is attributable to a change in the spot rate with changes in the investment in the foreign operation due to movements in the spot rate (the offset method). The Group’s policy is to hedge the net investment only to the extent of the debt principal. Hedge ineffectiveness occurs if the value of the Euro-denominated corporate bond exceeds the value of the Euro subsidiaries.

Currency risk on foreign operations				Change in value
used for
		Balance in		calculating
	Hedging	translation reserve		ineffectiveness
	instrument	Continuing	Discontinued	Hedged	Hedging	Hedge
	notional	hedges	hedges	item	instrument	ineffectiveness
	million	$ million	$ million	$ million	$ million	$ million
At 31 December 2025	500	102	16	68	68	–
At 31 December 2024	500	34	16	(33)	(33)	–

16.5 Currency and interest rate profile of interest bearing liabilities and assets

Short-term receivables and payables are excluded from the following disclosures.

Currency and interest rate profile of interest bearing liabilities:

							Fixed rate liabilities
								Weighted
								average
			Interest				Weighted	time
	Gross	Currency	rate	Total	Floating	Fixed rate	average	for which
	borrowings	swaps	swaps	liabilities	rate liabilities	liabilities	interest rate	rate is fixed
	$ million	$ million	$ million	$ million	$ million	$ million	%	Years
At 31 December 2025
US Dollar	(2,510)	(2)	–	(2,512)	(492)	(2,020)	3.1	4.0
Euro	(591)	–	–	(591)	(591)	–
Other	(10)	–	–	(10)	(10)	–
Total interest bearing liabilities	(3,111)	(2)	–	(3,113)	(1,093)	(2,020)
At 31 December 2024
US Dollar	(2,594)	(310)	(16)	(2,920)	(324)	(2,596)	3.5	4.1
Euro	(527)	(130)	–	(657)	(130)	(527)
Other	(4)	(14)	–	(18)	(18)	–
Total interest bearing liabilities	(3,125)	(454)	(16)	(3,595)	(472)	(3,123)

16 Financial instruments and risk management continued

In 2025, the Group also had liabilities due for deferred and contingent acquisition consideration (denominated in US Dollars and Euros) totalling $107m (2024: $105m) on which no interest was payable (see Note 14). There were no other significant interest bearing or non-interest bearing financial liabilities. Euro floating rates are typically based on EURIBOR and US Dollar rates are typically based on Term SOFR. The weighted average interest rate on floating rate borrowings as at 31 December 2025 was 4.6% (2024: 5.1%). The Group has entered into interest rate swap contracts to convert the interest payments on €500m and $500m debt from fixed rate to floating rate basis.

Currency and interest rate profile of interest bearing assets:

	Cash and cash	Currency	Interest rate		Floating	Fixed
	equivalents	swaps	swaps	Total assets	rate assets	rate assets
	$ million	$ million	$ million	$ million	$ million	$ million
At 31 December 2025
US Dollar	393	2	4	399	395	4
Euro	26	–	7	33	33	–
Other	138	–	–	138	138	–
Total interest bearing assets	557	2	11	570	566	4
At 31 December 2024
US Dollar	482	146	–	628	628	–
Euro	9	37	10	56	56	–
Other	128	270	–	398	398	–
Total interest bearing assets	619	453	10	1,082	1,082	–

Floating rates on assets are typically based on the short-term deposit rates relevant to the currency concerned.

16.6 Fair value of financial assets and liabilities

Accounting policy

Measurement of fair values

A number of the Group’s accounting policies and disclosures require the measurement of fair values, for both financial assets and liabilities and non-financial assets acquired in a business combination (see Note 21).

When measuring the fair value of an asset or liability, the Group uses market observable data as far as possible. Fair values are categorised into different levels in the fair value hierarchy based on the inputs used in the valuation techniques as follows: Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities; Level 2: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (ie as prices) or indirectly (ie derived from prices); and Level 3: inputs for the asset or liability that are not based on observable data (unobservable inputs).

The Group recognises transfers between the levels of the fair value hierarchy at the end of the reporting period during which the change has occurred.

There has been no change in the classification of financial assets and liabilities, the method and assumptions used in determining fair value and the categorisation of financial assets and liabilities within the fair value hierarchy from those disclosed in the Annual Report for the year ended 31 December 2024.

The Group holds investments in relation to deferred compensation and employee benefit arrangements. These assets mainly comprise investments in mutual funds and similar investment vehicles with quoted prices in active markets that the Group can access at the reporting date. Fair value is therefore determined using unadjusted quoted market prices, and accordingly these investments are classified as Level 1 within the fair value hierarchy. The assets are measured at fair value through profit or loss. The Group enters into derivative financial instruments with financial institutions with investment grade credit ratings. The fair value of forward foreign exchange contracts is calculated by reference to quoted market forward exchange rates for contracts with similar maturity profiles. The fair value of interest rate swaps is determined by reference to quoted market interest rates. The fair value of currency swaps is determined by reference to quoted market spot rates. As a result, foreign forward exchange contracts, interest rate swaps and currency swaps are classified as Level 2 within the fair value hierarchy. For Level 2 instruments, the valuation method used is the discounted cash flow technique, which estimates expected future cash flows or payoffs using observable market inputs and discounts them to present value using market-derived discount factors. The changes in counterparty credit risk had no material effect on the hedge effectiveness for derivatives designated in hedge relationships and other financial instruments recognised at fair value. The fair value of investments is based upon third-party pricing models for share issues. As a result, investments are considered Level 3 in the fair value hierarchy. There were no transfers between Levels 1, 2 and 3 during 2025 and 2024. For cash and cash equivalents, short-term loans and receivables, overdrafts and other short-term liabilities which have a maturity of less than three months, the book values approximate the fair values because of their short-term nature.

Group financial statements continued

Notes to the Group accounts continued

16 Financial instruments and risk management continued

Long-term borrowings are measured in the balance sheet at amortised cost. The corporate bonds issued in October 2020, October 2022 and March 2024 are publicly listed and a market price is available. The Group’s other long-term borrowings are not quoted publicly, their fair values are estimated by discounting future contractual cash flows to net present values at the current market interest rates available to the Group for similar financial instruments as at the year end. The fair value of the private placement notes is determined using a discounted cash flow model based on prevailing market rates.

There are no financial assets and liabilities that are subject to master netting or similar arrangements.

The following table shows the carrying amounts and fair values of financial assets and financial liabilities, including their levels in the fair value hierarchy. It does not include fair value information for financial assets and financial liabilities not measured at fair value.

	Carrying amount					Fair value
	Fair value – hedging instruments	Amortised cost	Fair value through OCI	Fair value through profit or loss	Total	Level 1	Level 2	Level 3	Total
At 31 December 2025	$ million	$ million	$ million	$ million	$ million	$ million	$ million	$ million	$ million
Financial assets measured at fair value
Forward foreign exchange contracts	33	–	–	–	33	–	33	–	33
Investments	–	–	–	30	30	–	–	30	30
Investments relating to deferred compensation arrangements	–	–	–	106	106	106	–	–	106
Interest rate swaps	11	–	–	–	11	–	11	–	11
Currency swaps	–	–	–	2	2	–	2	–	2
	44	–	–	138	182
Financial liabilities measured at fair value
Acquisition consideration - contingent	–	–	–	(107)	(107)	–	–	(107)	(107)
Forward foreign exchange contracts	(15)	–	–	–	(15)	–	(15)	–	(15)
Currency swaps	–	–	–	(2)	(2)	–	(2)	–	(2)
	(15)	–	–	(109)	(124)
Financial assets not measured at fair value
Trade and other receivables	–	1,278	–	–	1,278
Cash and cash equivalents	–	557	–	–	557
	–	1,835	–	–	1,835
Financial liabilities not measured at fair value
Bank overdrafts and loans	–	(8)	–	–	(8)
Corporate bond not in a hedge relationship	–	(1,394)	–	–	(1,394)
Corporate bond in a hedge relationship	–	(1,084)	–	–	(1,084)
Private placement debt not in a hedge relationship	–	(625)	–	–	(625)
Trade and other payables	–	(1,243)	–	–	(1,243)
	–	(4,354)	–	–	(4,354)

During the year ended 31 December 2025, acquisition consideration increased by $2m due to a $17m increase in relation to the remeasurement of CartiHeal acquisition, a $12m increase due to discount unwind, partially offset by $27m of payments for CartiHeal and other acquisitions made in prior years. The fair value of contingent consideration is estimated using a discounted cash flow model. The valuation model considers the present value of expected payment, discounted using a risk-adjusted discount rate. The expected payment is determined by considering the possible scenarios, which relate to the achievement of established milestones and targets, the amount to be paid under each scenario and the probability of each scenario. As a result, contingent consideration is classified as Level 3 within the fair value hierarchy.

	Carrying amount					Fair value
	Fair value – hedging instruments	Amortised cost	Fair value through OCI	Fair value through profit or loss	Total	Level 2	Level 3	Total
At 31 December 2024	$ million	$ million	$ million	$ million	$ million	$ million	$ million	$ million
Financial assets measured at fair value
Forward foreign exchange contracts	46	–	–	–	46	46	–	46
Investments	–	–	–	9	9	–	9	9
Interest rate swaps	10	–	–	–	10	10	–	10
Currency swaps	–	–	–	1	1	1	–	1
	56	–	–	10	66
Financial liabilities measured at fair value
Acquisition consideration - contingent	–	–	–	(84)	(84)	–	(84)	(84)
Forward foreign exchange contracts	(16)	–	–	–	(16)	(16)	–	(16)
Interest rate swaps	(16)	–	–	–	(16)	(16)	–	(16)
Currency swaps	–	–	–	(2)	(2)	(2)	–	(2)
	(32)	–	–	(86)	(118)
Financial assets not measured at fair value
Trade and other receivables	–	1,190	–	–	1,190
Cash and cash equivalents	–	619	–	–	619
	–	1,809	–	–	1,809
Financial liabilities not measured at fair value
Acquisition consideration - deferred	–	(21)	–	–	(21)
Bank overdrafts	–	(2)	–	–	(2)
Corporate bond not in a hedge relationship	–	(1,492)	–	–	(1,492)
Corporate bond in a hedge relationship	–	(1,006)	–	–	(1,006)
Private placement debt not in a hedge relationship	–	(625)	–	–	(625)
Trade and other payables	–	(1,084)	–	–	(1,084)
	–	(4,230)	–	–	(4,230)

Group financial statements continued

Notes to the Group accounts continued

16 Financial instruments and risk management continued

The following table shows the book value and market value of corporate bonds and private placement debt.

	2025		2024
	Book	Market	Book	Market
	value	value	value	value
	$ million	$ million	$ million	$ million
2030 USD corporate bond	897	810	995	836
2034 USD corporate bond	641	672	628	642
2027 USD corporate bond	349	354	348	352
2029 EUR corporate bond	591	617	527	547
Private placement debt	625	594	625	573

The fair value of investments is based upon third-party pricing models for share issues. As a result, investments are considered Level 3 in the fair value hierarchy.

The movements in 2025 and 2024 for financial instruments measured using Level 3 valuation methods are presented below:

	2025	2024
	$ million	$ million
Investments
At 1 January	9	8
Additions	2	1
Transferred from receivables	18	–
Fair value remeasurement	1	–
At 31 December	30	9

Contingent consideration receivable
At 1 January	–	18
Transferred to receivables	–	(18)
At 31 December	–	–

Contingent acquisition consideration liability
At 1 January	(84)	(32)
Arising on acquisitions	–	(49)
Payments	6	6
Remeasurements	(29)	(9)
At 31 December	(107)	(84)